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                            STOCK PLEDGE AGREEMENT


   THIS PLEDGE AGREEMENT (this "Pledge" or "Pledge Agreement") dated as of September 30, 1997, is entered into by and between Ngai Keung Luk (Serleo) ("Pledgor"), and Physical Spa & Fitness, Inc., a Delaware corporation ("Pledgee" or "Company").

                                   RECITALS:
                                   ---------

A. Pledgor is the owner of that number of shares of Common Stock ("Pledged Shares") set forth on Schedule 1 of Physical Spa & Fitness, Inc.

B. Pledgee and Pledgor have entered into a certain agreement dated as of March 27, 1997 (the "Agreement"), pursuant to which Company agreed to the repayment schedule with respect to certain loans in the original principal amount of $2.1 million, of which $1.9 million is outstanding as of the date hereof (collectively, the "Loan") advanced by the Company to Pledgor (the Loan and the Agreement shall be collectively referred to as "Loan Documents").

   NOW, THEREFORE, in order to ensure the repayment of the Loans by the Pledgor to the Agreement, the parties agree as follows:

      1. PLEDGE. Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers to Pledgee, and grants to Pledgee a security interest in:

           (a)   the Pledged Shares;

           (b) each certificate or other instrument representing any of the foregoing;

           (c) distributions or dividends or other monies of every kind and nature payable in respect of any or all of the foregoing; and

           (d)   the proceeds of the foregoing;

(collectively, the "Collateral"), in order to secure all obligations of Pledgor hereunder and the obligations of Pledgor under the Agreement.

      2.   POWER OF ATTORNEY, INCOME.

          (a) Pledgor hereby irrevocably appoints Pledgee, Iwona J. Alami, attorney, coupled with an interest, with full power of substitution:

                 (1) Upon a Default under this Pledge, to arrange for the transfer of the Pledged Shares or any part thereof into the name of Pledgee or into the name of Pledgee's nominee, if, at any time, Pledgee shall, in its sole discretion reasonably exercised, deem such a transfer to be desirable; and

                (2) For the purposes of taking any action and executing any instrument, in the name of Pledgor or otherwise, which Pledgee may at any time deem necessary or appropriate in order to (i) perfect its security interest in the Collateral or any part thereof, and (ii) upon a Default under this Pledge, foreclose said security interest or otherwise exercise its rights under this Pledge and in and to the Collateral.

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          (b)   As long as no Default, as hereinafter defined, shall have
occurred and be continuing, Pledgor shall, unless otherwise prohibited, be entitled to receive and retain any and all dividends and interests on the Pledged Shares, but any such dividends in stock or other securities of the Company shall be and become part of the Pledged Shares.

          (c) Upon the occurrence and during the continuance of a Default hereunder, the right of Pledgor to receive the dividends and interest which Pledgor is authorized to receive and retain pursuant to (b) hereof shall cease, and all such rights shall thereupon become vested in Pledgee; provided, however, that Pledgee, as the sole further condition to the vesting pursuant to this (c) of such rights and powers of Pledgee, shall notify Pledgor in writing that Pledgee elects to exercise such rights and power, and Pledgee shall have the sole and exclusive right and authority to receive and retain the dividends and interest which Pledgor would otherwise be authorized to retain pursuant to (b) hereof.

          (d) In the Event of Default under the Loan or Agreement, Pledgee shall have an irrevocable proxy to vote all the Pledged Shares, with full power of substitution, at all meetings and actions, without meeting and any action for which shareholders consent is required or given. This proxy coupled with an interest may not be revoked while the Loan is outstanding.

      3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants that, subject to the representations made by Pledgee in the Agreement:

          (a) The Pledged Shares are duly authorized, validly issued and outstanding, and nonassessable, and Pledgor will warrant and defend Pledgor's title thereto and sole beneficial ownership thereof against all persons claiming any interest therein except Pledgee or any person claiming through Pledgee.

          (b) Except for restrictions imposed by the Agreement, restrictions imposed by this Pledge and restrictions on public offerings, if any, and sales of securities imposed by applicable securities laws of the United States of America or any state or commonwealth thereof, there are not and will not be any restrictions upon the sale or other disposition of any of the Collateral.

          (c) Except as contemplated by 3(b) above, Pledgor now has and will have, without obtaining the consent of any governmental authority, stock exchange or any other person except Pledgee, the right to pledge, to grant a security interest in and otherwise to transfer and to dispose of the Collateral free of any liens, security interests or other encumbrances, and free of any rights or equities in favor of any other persons, except those created by this Pledge.

          (d) Pledgor is fully aware of the financial condition of Company, and Pledgor delivers this Pledge based solely upon its own independent investigation of Company's financial condition and in no part upon any representation or statement of Pledgee with respect thereto. Pledgor further represents and warrants that it is in a position to and hereby does assume full responsibility for obtaining such additional information concerning Company's financial condition as Pledgor may deem material to its obligations hereunder, and Pledgor is not relying upon, nor expecting Pledgee to furnish it any information in Pledgee's possession concerning Company's financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the obligations set forth in the Agreement.

      4. DEFAULTS AND REMEDIES. Any of the following shall constitute a "Default" under this Pledge:

          (a) if any representation or warranty made by Pledgor in this Pledge or in any instrument, document or certificate furnished hereunder or in connection herewith shall prove to have been incorrect in any material respect at the time it was made if a Notice of Default has been given under this Pledge;


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          (b)   if Pledgor fails to observe or perform any of Pledgor's
covenants, agreements, obligations and undertakings contained in this Pledge after thirty (30) days' written notice by Pledgee; or

          (c) if an Event of Default exists under the Loan, or the Agreement.

In the event of any such Default, Pledgee shall be cumulatively or alternatively entitled, without further notice to Pledgor, and without necessity for legal proceedings, to apply any or all cash Collateral to the debt secured hereby, to sell any or all of the securities serving as Collateral; and to transfer to the name of, or register in the name of, Pledgee or its nominee, as owner rather than a secured party, any or all Collateral. In addition, and not by way of limitation of the foregoing, Pledgee shall have any or all remedies provided by law, including, but not limited to, all rights and powers of a secured party after default pursuant to the California Commercial Code.

      5. APPLICATION OF PROCEEDS OF SALE, ETC. The proceeds of any sale or other disposition of, or any collection of or realization on, any of the Collateral, and any cash held by Pledgee as part of the Collateral hereunder, shall be applied by Pledgee from time to time to pay:

          (a) First, all costs, fees and expenses paid or incurred by Pledgee (including all amounts paid by Pledgee for the account of Pledgor or to Pledgee's agents, broker, counsel and consultants) in connection with the exercise, protection or enforcement of Pledgee's rights and remedies under this Pledge and in and to the Collateral, including any and all taxes, assessments, charges and encumbrances of every kind prior to the security interest created by this Pledge which Pledgee may consider necessary or desirable to pay;

          (b) Second, to the payment of the entire indebtedness due Pledgee under the Loan or Agreement; and

          (c) Third, the excess, if any, shall be paid to Pledgor or to whomever is then legally entitled to receive the same.

      6. DUTY OF PLEDGEE; EXERCISE OF RIGHTS AND REMEDIES. Pledgee shall have no duty as to the protection of any of the Collateral or any income with respect thereto, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining to any of the Collateral beyond reasonable care in its custody. Upon Default, Pledgee may exercise its rights and remedies with respect to any of the Collateral without resort or regard to other security or sources of payment for the Pledgor's obligations.

      7. NO LIMITATION OF RIGHTS. Pledgor further agrees that nothing contained herein shall prevent Pledgee from suing on the Loan or from exercising any rights available to it thereunder or under any of the Loan Documents and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Pledgor. Pledgor understands that the exercise by Pledgee of certain rights and remedies contained in the Loan Documents may affect or eliminate Pledgor's right of subrogation against Company and that Pledgor may therefore incur a partially or totally nonreimbursable liability hereunder; nevertheless, Pledgor hereby authorizes and empowers Pledgee to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Pledgor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances as if the same were direct obligations of the Pledgor.

      8. CUMULATIVE REMEDIES. The remedies provided in this Pledge in favor of Pledgee shall not be deemed exclusive by shall be cumulative and shall be in addition to all of the remedies in favor of Pledgee existing at law or in equity.

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      9.   TERMS SUBJECT TO APPLICABLE LAW.  All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable laws and are further subject to any subordination and standby agreements, if any, required to be entered into pursuant to the Agreement, and are intended to be limited to the extent necessary so that they will not render this Pledge invalid, unenforceable or entitled to be recorded, registered or filed under any applicable law. If any term of this Pledge or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of any other terms of this Pledge or any other applications of such term shall in no way be affected thereby.

     10.   Miscellaneous.
           --------------

          (a) WAIVERS. No failure to exercise and no delay in exercising on the part of Pledgee, any right, power or remedy under this Pledge shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The failure of Pledgee to insist upon the strict observance or enforcement of any provision of this Pledge shall not be construed as a waiver or relinquishment of such provision. Any waiver of any right, power, remedy, term or condition contained herein shall only be effective if it is in writing and signed by Pledgee.

          (b) SURVIVAL OF AGREEMENTS, ETC. All representations, warranties, covenants and agreements made by Pledgor in this Pledge or in any instrument, document or certificate furnished hereunder or in connection herewith shall be deemed to have been relied upon by Pledgee, notwithstanding any investigation heretofore or hereafter made by Pledgee, and shall survive the delivery of this Pledge, the Collateral and the incurrence of any obligations.

          (c) NOTICES. Any notice, demand or other communication required or permitted under the terms of this Agreement shall be in writing and shall be made by telegram, telex or electronic transmitter or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee one (1) business day after sending, if sent by Federal Express, Express Mail, or other similar overnight delivery service, the date of sending, if sent by telegram, telex, telecopy or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail, with postage prepaid, and properly addressed. Notices shall be addressed as provided below:


                        (1)   If to Pledgor, to: Mr. Ngai Keung Luk
                                          12/F - 15/F Lee Theatre Plaza
                                          99 Percival Street, Causeway Bay
                                          Hong Kong

                        (2)   If to Pledgee, to: Ms. Darrie Lam
                                          12/F - 15/F Lee Theatre Plaza
                                          99 Percival Street, Causeway Bay
                                          Hong Kong


                              with a copy to: Iwona J. Alami, Esq.
                                          120 Newport Center Dr., Suite 200
                                          Newport Beach, CA 92660

or to such other person or address, as to either party hereto, as such party shall designate in a written notice to the other party hereto.

          (d) AMENDMENTS. This Pledge may only be amended by a writing executed by Pledgor and Pledgee.

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          (e)   GOVERNING LAW.  This Pledge shall be governed by and
construed in accordance with the laws of the State of California.   As part
of the consideration for Pledgee's investment under the Loan Documents, Pledgor and Pledgee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Pledgee or Pledgor, may, at the option of Pledgee be litigated in courts having situs within the State of California, County of Orange and Pledgor hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon Pledgor wherever Pledgor may be located, or by certified or registered mail directed to Pledgor at his last known address. Pledgor and Pledgee waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

          (f) SUCCESSORS AND ASSIGNS. This Pledge shall be binding upon and shall inure to the benefit of Pledgor and Pledgee and their respective successors and assigns.

          (g) SECTION HEADINGS. The headings set forth in this Pledge are for convenience of reference only and shall not be deemed to define or limit the provisions hereof or to affect in any way their construction and application.

          (h) TERMINATION. This Pledge shall terminate and the Collateral returned to Pledgor after payment of the Loan in full.


      IN WITNESS WHEREOF, Pledgor and Pledgee have executed and delivered this Pledge on the date first above written.

                                     PLEDGOR:
                                     Physical Spa & Fitness Inc.
                                     By: /s/ Ngai Keung Luk
                                        ---------------------
                                        Ngai Keung Luk

                                     PLEDGEE:
                                        /s/ Ngai Keung Luk
                                       ----------------------
                                       Ngai Keung Luk


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                                  SCHEDULE 1
                                  ----------


Certificate No.                     Shares
--------------                      ------
                                    1,500,000 shares of common stock of
                                    Physical Spa & Fitness Inc.



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